UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2024

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 16, 2024 (the “Amendment Date”), HPS Corporate Lending Fund (the “Fund”) entered into that certain Second Amendment to Credit Agreement (the “Amendment”) among the Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower (the “Borrower”), U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto, amending that certain Revolving Credit and Security Agreement, dated as of March 31, 2023, among the Fund, as equityholder and collateral manager, the Borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders from time to time party thereto (as amended and/or supplemented prior to the Amendment Date, the “Credit Agreement”). The revolving credit facility to which the Credit Agreement relates, as amended by the Amendment, is referred to herein as the “Amended Credit Facility.” Capitalized terms used herein shall have the meanings in the Credit Agreement.

The Amended Credit Facility provides for, among other things, (i) an increase to the advance rate applicable to First Lien Loans and (ii) a decrease in the Applicable Margin to the greater of (a) 2.15% per annum and (b) the weighted average rate calculated with respect to each Collateral Loan part of the Borrowing Base, which shall be (x) with respect to Class 1, 1.65% per annum and (y) with respect to Class 2, Class 3 or Class 4, 2.20% per annum.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Credit Agreement, dated August 16, 2024, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: August 21, 2024	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer